Talazoparib (MDV3800): A Potentially Best-in-Class PARP Inhibitor July 2016 Exhibit 99.1 WELCOME TO MEDIVATION

Forward-Looking Statements
Forward-looking
statements
are
made
throughout
this
presentation.
The
forward-looking
statements
in
this
presentation
include,
but
are
not
limited
to,
estimates
and
other
speculative
statements
regarding
the
potential
for
the
PARP
inhibitor
class
in
general
and
talazoparib
in
particular
and
how
it
will
drive
growth
for
Medivation;
potential
clinical
trial
design,
initiation,
enrollment
and
results;
potential
regulatory
approvals;
and
talazoparib’s
addressable
market
in
terms
of
indications,
patients
and
product
sales
and
are
made
pursuant
to
the
safe
harbor
provisions
of
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
may
also
be
identified
by
words
such
as
“expect,”
believe,”
“should,”
“potential,”
“suggest”
or
similar
expressions.
All
forward-looking
statements
are
subject
to
risks
and
uncertainties
which
may
cause
actual
results
to
differ
significantly
from
those
expressed
or
implied
by
such
forward-looking
statements.
Factors
that
could
cause
or
contribute
to
such
differences
include,
but
are
not
limited
to,
the
risk
that
clinical
trials
of
talazoparib
will
be
unsuccessful,
the
inherent
uncertainty
associated
with
the
regulatory
approval
process
and
the
related
risk
of
failure
to
obtain
marketing
approval
for
talazoparib
for
its
target
(or
any)
patient
populations
and
indications;
the
risk
that
competitive,
regulatory
or
other
factors
could
negatively
impact
the
pricing
of
talazoparib,
if
approved;
the
risk
that
unexpected
adverse
events
could
impact
sales
of
talazoparib,
if
approved;
competition
from
other
approved
or
generic
products
similar
to
talazoparib,
if
approved;
failure
to
cost-
effectively
manufacture
talazoparib,
if
approved;
general
economic
conditions;
and
other
risks
detailed
in
Medivation’s
filings
with
the
Securities
and
Exchange
Commission,
or
SEC,
including
its
annual
report
on
Form
10-K
for
the
year
ended
December
31,
2015,
which
was
filed
on
February
26,
2016,
and
its
latest
Quarterly
Report
on
Form
10-Q.
You
are
cautioned
not
to
place
undue
reliance
on
the
forward-looking
statements,
which
speak
only
as
of
the
date
of
this
presentation.
Medivation
disclaims
any
obligation
or
undertaking
to
update,
supplement
or
revise
any
forward-looking
statements
contained
in
this
presentation.

Talazoparib: A Potentially Best-in-Class PARP Inhibitor
(PARPi)

Significantly greater potency
in vitro
and
lowest clinical dose relative
to other PARPi’s in clinical development
Superior PARP trapping
ability
Differentiated
Mechanism of Action
Compelling Clinical
Data
High & differentiated response rates
observed in patients with ovarian
and breast cancers
Potential beyond HRD (homologous recombination deficiency) cancers
Phase 3 Data
Approaching
Phase 3 EMBRACA trial in BRCA-mutated breast cancer expected to complete enrollment in 2016, top-line data expected 1H 2017
Blockbuster
Potential
DNA repair and PARP trapping relevant to multiple tumor types
Numerous potential opportunities as a single-agent, in combination with low-dose chemotherapy or radiation, or other combinations
High Probability of
Success
PARPi class validated through FDA approval
(despite historical
failure of iniparib incorrectly believed to be a PARPi)
Clinical efficacy appears to correlate better with PARP trapping than
PARP enzyme inhibition and talazoparib
is the best PARP trapper in
development

Most potent PARP inhibitor reported
Strongest tumor cell killing ability
Highest efficiency at PARP trapping
Highly selective for PARP1 and PARP2
Clinical proof-of-concept established
as a monotherapy and combination
therapy in multiple indications
Lowest clinical dose with most
convenient dosing regimen (1mg daily
dosing vs. 300-1,200mg given daily to
twice daily dosing for others)
Competitive safety profile
Talazoparib is Distinguished from Other PARP Inhibitors by
Several Important Characteristics
Talazoparib Appears to be the Most Optimized PARP Inhibitor in Development

Introduction to Talazoparib

PARP Inhibitors Could be the Next Major Class of
Therapeutics in Oncology
Recent Equity Research Highlight the Excitement of PARP Inhibitors
6
“PARP
inhibitors
may
have
broad
applicability
in
cancer
therapies
beyond
the initial indications in a subset of high-
grade ovarian cancers.”
-
William Blair 04/11/16
“Given the potential breadth of action, we
estimate that PARP inhibitors could have a
large
addressable
market
of
c$20bn
across
ovarian,
breast,
pancreatic
and
prostate
cancers.”
-
BofA Merrill Lynch 06/10/16
“Upside
PARP
Potential
in
Other
Cancers
or Combinations: We believe the PARP
class of drugs in cancer has promise in
more
than
just
ovarian….
PARP market is one of the next big
categories in cancer.”
-
Credit Suisse 05/12/16
“Data suggests high potential for
Talazoparib”
-
BofA Merrill Lynch 06/29/16
“Tesaro announced positive phase 3 top-line data
for
niraparib
–
further
validating
the
“PARP”
class,
a novel DNA pathway repair inhibitor, which
includes Medivation’s talazoparib.”
-
Leerink
06/29/16
We
think
the

PARP Inhibitors Act Through Dual Cytotoxic Mechanisms
National Cancer Institute Research (Yves Pommier)

Source:
Murai
et
al.
Cancer
Res
2012,
72(21)
5588-99;
and
Medivation.
Mechanism 1:
PARP Enzyme
Inhibition
Mechanism 2:
PARP
Trapping
Cell death in DNA
damage repair
deficient cells
(e.g. BRCA-mutation)
DNA Damage
(Single-Strand)
DNA Damage
(Double-Strand)
Trapping of
PARP on DNA
Enhanced cell death in
any tumor cell with
single-strand DNA
damage
Talazoparib
PARP
Enzyme

Mechanism 1: Inhibition of PARP Enzyme
PARP Inhibitors Prevent DNA Damage Repair Leading to Tumor Cell Kill

Cancer cells replicate
frequently and make many
errors in DNA that require
repair for survival
PARP is the major DNA
repair enzyme
Tumors have many DNA
repair defects, such as
BRCA-mutations and other
HRD (homologous
recombination deficiency)
Tumors with HRD struggle
to repair and replicate DNA
When HRD is combined
with PARP inhibition, DNA
repair is so compromised
that tumors can no longer
survive
Source: Sonnenblick et al. Nature Reviews Clinical Oncology 2015; 12: 27–41.

Source:
Shen
et
al.
Clin
Cancer
Res
2013;
19:5003–15.
Note: PARP inhibition represents relative concentration for 50% inhibition in PARP1 enzyme assay.
Most Potent
PARP Enzyme Inhibitor
(~3x–8x)
Relative Potency for
PARP Enzyme Inhibition
Mechanism 1: Talazoparib is the Most Potent Inhibitor of
PARP Enzyme in Clinical Development
All PARP inhibitors inhibit
PARP enzyme…

Source:
Shen
et
al.
Clin
Cancer
Res
2013;
19:5003–15.
Note: PARP inhibition represents relative concentration for 50% inhibition in PARP1 enzyme assay; antitumor activity represents relative concentration for 50% Capan-1 cell survival reduction in single-agent cytotoxicity assay.
Most Potent
PARP Enzyme Inhibitor
(~3x–8x)
Most Potent
Antitumor Activity
(~50x–2,000x+)
Relative Potency for
PARP Enzyme Inhibition
Relative Potency for
Cytotoxicity
If Talazoparib
is
3X
–
8X
More
Potent
than
Other
PARP
Inhibitors in
PARP Inhibition, Why is it 2,000X Better at Killing Cancer Cells in Vitro?
All PARP inhibitors inhibit
PARP enzyme…
…but potency of PARP enzyme
inhibition does not correlate
with antitumor activity…

And Why is Talazoparib Orders of Magnitude More Potent
than Olaparib in Cancer Xenograft Models?
BRCA-Mutated Breast Cancer Xenograft Mouse Model
11
Talazoparib 0.1 mg/kg
Talazoparib 0.33 mg/kg
Olaparib 100 mg/kg
Vehicle
Source: Shen et al. Clin Cancer Res 2013; 19:5003–15.
Note: MX-1 tumor xenograft model.  MX-1 is a human mammary carcinoma cell line that harbors BRCA1 deletion events and is BRCA1 deficient.

Because PARP Enzyme Inhibition is Not Key:  Olaparib Maximally Inhibits
PARP Enzyme Even at 40 mg, a Dose That is Clinically Ineffective
Current Olaparib Clinical Dose is 300-400mg BID
12
Source: Fong et al. NEJM 2009; 361: 123-134.
Maximum PARP
enzyme inhibition
evidenced by virtual
elimination of PAR in
human tumors

Because PARP Enzyme Inhibition is Not Key:  Rucaparib Maximally Inhibits
PARP Enzyme Even at 92 mg, a Dose That is Clinically Ineffective
Current Rucaparib Clinical Dose is 600mg BID
13
Phase 2 multi-center trial
investigating intermittent and
continuous dosing schedules
of rucaparib in germline BRCA-
mutation carriers with
advanced ovarian and breast
cancer.
Scatter plot showing % PARP
enzyme inhibition levels
relative to pretreatment levels
in patients’ peripheral blood
lymphocytes following
treatment with rucaparib.
Samples were analyzed using
a validated assay that uses
quantitative immunologic
detection of ex vivo
poly(ADPribose) formation.
Source: Drew et al. Br J Cancer. 2016;114:723-30.

Source: Shen et al. Clin Cancer Res 2013; 19:5003–15.
Note: PARP inhibition represents relative concentration for 50% inhibition in PARP1 enzyme assay; antitumor activity represents relative concentration for 50% Capan-1 cell survival reduction in single-agent cytotoxicity assay; and temozolomide potentiation represents the relative concentration that, when combined with 200 µmol/L of temozolomide, resulted in 50% growth inhibition of LoVo cells in a temozolomide potentiation assay.
All PARP inhibitors inhibit
PARP enzyme…
…but potency of PARP enzyme
inhibition does not correlate
with antitumor activity…
…while PARP trapping ability
is better correlated to
antitumor activity
Most Potent
PARP Enzyme Inhibition
(~3x–8x)
Most Potent
Antitumor Activity
(~50x–2,000x+)
Most Effective
PARP Trapping
(~50x–2,000x)
Relative Potency for
PARP Enzyme Inhibition
Relative Potency for
Cytotoxicity
Relative Potentiation of
Chemotherapy (Temozolomide)
Because
Cancer Cell Cytotoxicity Correlates Better with
PARP Trapping
than PARP Enzyme Inhibition

Mechanism 2: Talazoparib, When Bound to PARP, Traps
PARP Protein on Single-Strand DNA Breaks

PARP
PARP
PARP
PARP
Temozolomide             Radiation
Single-Strand DNA Breaks
PARP Trapping
Enhanced PARP-dependent cell killing
Talazoparib
Alkylation chemotherapies and radiation
create single-strand DNA breaks which
become sites for PARP trapping
Source: Medivation.

Publications Support PARP Trapping as a Better Correlate
with Tumor Cell Killing than PARP Inhibition
PARP Inhibitors Differ Markedly in PARP Trapping Ability
16
“Trapped PARP–DNA complexes
were more cytotoxic
than…PARP inactivation”
“a new mechanistic foundation
for the rational application of
PARP inhibitors in cancer
therapy”
“potency in trapping PARP
differed markedly among
inhibitors…, a pattern not
correlated with the catalytic
inhibitory properties for each
drug.”
“[Talazoparib] is the most potent
clinical PARP inhibitor tested to
date with the highest efficiency at
trapping PARP-DNA complexes”
Source: Murai et al. Cancer Res 2012, 72(21) 5588-99; and Murai et al. Molecular Cancer Ther 2014, 13 (2): 433–443.

Talazoparib is the Most Potent and Niraparib is the Second
Most Potent PARP Trapper in Clinical Development
Slide 20, Yves Pommier, 13th International Congress on Targeted Anticancer Therapies, March 2015

Source: Pommier,13th International Congress on Targeted Anticancer Therapies (TAT 2015), Paris, March 2015, Slide 20.

Talazoparib is the Most Potent and Niraparib is the Second
Most Potent PARP Trapper in Clinical Development
Source: Murai et al, Cancer Res 2012; Murai et al, Molecular Cancer Ther 2014.
18
Niraparib
is
2x more potent
at PARP trapping than Olaparib
Talazoparib
is
100x more potent
at PARP trapping than Olaparib
By inference, Talazoparib
is
50 fold more potent
at PARP trapping than Niraparib

PARP Trapping Potency Appears to Correlate Better with
Clinical Outcomes than PARP Enzyme Inhibition Potency
PARP Assays
1
Ovarian PFS
2
PARP-1
Enzyme
Inhibition
(IC50, nM)
Cytotoxicity
(IC90, nM)
Relative PARP
Trapping
Activity
BRCA-
Mutated
Patients
Non-BRCA
Mutated
Patients
Olaparib
6
4500
1
11.2 vs. 4.3
months
7.4 vs. 5.5
months
Niraparib
60
2300
2
21.0 vs 5.5
months
†
9.3 vs 3.9
months
Talazoparib
4
40
100
1
Data from:
Pommier,13th International Congress on Targeted Anticancer Therapies (TAT 2015), Paris, March 2015.
Cytotoxicity with DT40 cells.
2
Data from:
Ledermann et al, Lancet Oncol. 2014 Jul;15(8):852-61.
Company filings and press releases.
† Only includes gBRCA-mutated patients.
Only excludes gBRCA-mutated patients.
PFS = progression-free survival.
19
PARP trapping also
appears to be correlated
with better responses
beyond BRCA and HRD
Lower IC50s & IC90s
mean higher potency
50-100x better than
Niraparib and Olaparib
at PARP trapping

The Multi-Log Superiority of Talazoparib Over Olaparib in PARP
Trapping Correlates with a Multi-Log Superiority in NON-HRD Cell Kill*

(1) Cosmic database, Wellcome Trust Sanger Institute; CCLE database, Broad Institute.
*These cell lines have NO detectable mutations in the most common HRD genes:
ATM, ATR, BRCA1, BRCA2, FANCA, FANCD2, MRE11A, NBN, PALB21
Prostate cancer PC-3 cells
Ovarian cancer OvCAR3 cells

Niraparib, a More Potent PARP Trapper than Olaparib,
Resulted in Longer PFS than Olaparib

NIRAPARIB
(NOVA)
OLAPARIB
Sponsor
Tesaro
AstraZeneca
Trial
Phase 3 ovarian cancer trial
Phase 2 ovarian cancer trial
Setting
Maintenance following response to
platinum in recurrent ovarian cancer
Maintenance following response to
platinum in recurrent ovarian cancer
Design
Placebo-controlled
N>500 (target 490)
2:1 randomization
Two independent cohorts based on
gBRCA status
Placebo-controlled
N=265
1:1 randomization
One cohort including patients with
BRCA mutation
Dosing
300 mg QD (3 pills per day)
400 mg BID (16 pills per day)
Primary Endpoint
PFS
PFS
Drug vs. Placebo PFS
by Patient Subgroup
gBRCA: 21.0 vs 5.5 months
g/sBRCA:
11.2 vs 4.3 months
non-gBRCA:
9.3 vs 3.9 months
non-g/sBRCA:
7.4 vs 5.5 months
non-gBRCA HRD+: 12.9 vs 3.8 months
Source: Ledermann et al, Lancet Oncol.
2014 Jul;15(8):852-61. Company filings and press releases.
Note:  gBRCA = germline BRCA mutation; sBRCA = somatic BRCA mutation; PFS = progression-free survival

Single-Strand DNA Breakers (e.g., Low-Dose Chemo) Can
FURTHER Amplify Talazoparib’s Superior PARP Trapping
Potentially Registrational Studies to Evaluate Combination to Begin by YE 2016
Source: Medivation.
Note:
NCI-H209
SCLC
xenograft
model.
Talazoparib
and
temozolomide
were
administered
orally,
once
daily
for
4
days
x
3
as
indicated.
Temozolomide dose was 3mg/kg and talazoparib dose was 0.25 mg/kg.
Vehicle
Temozolomide
Talazoparib
Talazoparib + Temozolomide

Single-Strand DNA Breakers (e.g., Low-Dose Radiation) Can
FURTHER Amplify Talazoparib’s Superior PARP Trapping

Source:
Wong
et
al.
Potent
anti-tumor
activity
of
talazoparib
(BMN673)
in
combination
with
radiation
for
squamous
cell
carcinoma
of
the
head
and
neck.
AACR 2015.  Note: DMSO: vehicle; IR only: radiation only:
Enhancement of Head and Neck Cancer Cell Kill with
Talazoparib in Combination with Low-Dose Radiation

Talazoparib is the Most Specific PARP Inhibitor for PARP1
and PARP2 in Clinical Development
PARP1 and PARP2 are the PARP Isoforms Used Most by Cancers
24
Source: Poster presented by Herwig Schuler at the 2014 PARP meeting. Wahlberg et al. Nature Biotech 2012; 30: 283-289.
Specificity: Talazoparib > Veliparib > Olaparib > Rucaparib
Olaparib
Veliparib
Rucaparib

Talazoparib is a Highly Specific PARP Inhibitor and has
Lower Off-Target Cell Toxicity
Cell Viability Assay in PARP1/2 Deficient Cells
25
Source:
Murai
et
al.
Mol
Cancer
Ther
2014,
13
(2):
433–443.
Note: DT40 PARP1-/-
avian B lymphoblast cells used are equivalent to PARP1 and PARP2 double knockout cells and do not have detectable levels of PARP activity.
Talazoparib has less effect on PARP1 and PARP2 deficient cells than other PARP inhibitors in clinical development, showcasing greatly reduced off-target toxicity
Talazoparib
Olaparib
Rucaparib

Talazoparib’s Cell Killing Effects are More PARP-Specific
than Niraparib in TK6 Human Lymphoblastoid Cells

TALAZOPARIB
NIRAPARIB
A cell line lacking PARP1 suffers little toxicity from Talazoparib at clinically effective doses
Source: Pommier lab, NCI, unpublished data.

Third-Party Comparison of Adverse Event Profile of
Talazoparib vs. Other PARP Inhibitors
Talazoparib: >10% pts
Niraparib: >10% pts
Olaparib: >15% pts
Rucaparib: >15% pts
Note: Compiled by BioMarin.  Source: Wainberg et al. ASCO 2014 (1mg patients), Kaufman et al. ASCO 2013 (400mg patients), Sandu et al. Lancet
Oncology
2013 (290-300mg patients), and Swisher et al. SGO 2015 (600mg patients).
12%
4%
5%
33%
30%
23%
25%
16%
10%
2%
Anemia
Thrombocytopenia
Neutropenia
Lymphopenia
Nausea
Vomiting
Constipation
Anorexia
Diarrhea
Dyspepsia
Dysgeusia
Fatigue
Insomnia
Alopecia
ALT/AST Increased
0%
10%
20%
30%
40%
50%
60%
70%
Talazoparib
Gr
1–2
Talazoparib Gr 3–4
16%
59%
35%
21%
26%
17%
16%
53%
17%
2%
1%
6%
Anemia
Thrombocytopenia
Neutropenia
Lymphopenia
Nausea
Vomiting
Constipation
Anorexia
Diarrhea
Dyspepsia
Dysgeusia
Fatigue
Insomnia
Alopecia
ALT/AST Increased
0%
10%
20%
30%
40%
50%
60%
70%
47%
25%
24%
15%
56%
25%
36%
27%
49%
13%
11%
15%
5%
2%
2%
2%
5%
Anemia
Thrombocytopenia
Neutropenia
Lymphopenia
Nausea
Vomiting
Constipation
Anorexia
Diarrhea
Dyspepsia
Dysgeusia
Fatigue
Insomnia
Alopecia
ALT/AST Increased
0%
10%
20%
30%
40%
50%
60%
70%
Niraparib
Gr
1–2
Niraparib Gr 3–4
10%
59%
20%
28%
26%
16%
36%
43%
19%
4%
2%
1%
2%
1%
6%
Anemia
Thrombocytopenia
Neutropenia
Lymphopenia
Nausea
Vomiting
Constipation
Anorexia
Diarrhea
Dyspepsia
Dysgeusia
Fatigue
Insomnia
Alopecia
ALT/AST Increased
0%
10%
20%
30%
40%
50%
60%
70%
Rucaparib
Gr
1–2
Rucaparib
Gr
3–4
30%
7%
Olaparib
Gr
1–2
Olaparib Gr 3–4

Clinical Data and Development Plans

Talazoparib
(MDV3800)
Talazoparib Will Be Tested Across Multiple Solid Tumor
Indications
Current Talazoparib Clinical Development Plan
29
Phase 1
Phase 2
Phase 3
Breast Cancer
(Germline BRCA-Mutation) (EMBRACA)
Potential Addressable
Patient Population
1
10K
Reviewed with FDA
Potentially registrational
Prostate Cancer
(Monotherapy, Genetically-selected)
Select optimal
regimen for Phase 3
Prostate Cancer
(Monotherapy & Low-dose
Combo Chemo, All-comers)
140K
Small Cell Lung Cancer
(Monotherapy & Low-dose
Combo Chemo, All-comers)
Reviewed with FDA
Registrational
80K
Select optimal
regimen for Phase 3
Breast Cancer
(Monotherapy & Low-Dose
Combo Chemo, All-comers)
140K
Potentially registrational
Ovarian Cancer
(PARP-failures & TBD)
100K

Note: Light blue shading indicates trials expected to be initiated in 2016. Further clinical development plans under review.  Last updated July 6, 2016.
1
Addressable patient population defined as all lines of treatable metastatic patients in U.S. and Europe in 2016. Source: © 2016 DR/Decision
Resources, LLC.  All rights reserved.  Reproduction, distribution, transmission or publication is prohibited.  Reprinted with permission.

Talazoparib: The Leading Breast Cancer PARPi Program

Note: gBRCA = germline BRCA; BRCAm = BRCA-mutated; ORR = objective response rate; CBR = clinical benefit response
RATIONALE
DESIGN
OUR
OPPORTUNITY
EMBRACA
BREAST
CANCER
BEYOND
gBRCA
High ORR / CBR in phase
1 in gBRCA-mutated
patients, as monotherapy
Phase 3 randomized (2:1)
trial vs. physician’s choice
in gBRCA-mutated locally
advanced and/or
metastatic breast cancer
Powered to show overall
survival (OS) benefit
Potentially superior PFS
prolongation relative to
other PARP inhibitors
Largest BRCAm
breast
cancer trial, potentially
best-powered to show an
OS advantage
Preclinical data supporting
activity in non-gBRCA-
mutated patients
Multi-arm Phase 2 study,
testing talazoparib
monotherapy
and in
combination with low-dose
chemotherapy, with the
primary endpoint of PFS
Study in a broad breast
cancer population (non-
genetically selected)
Only combination with
chemotherapy study in this
indication

Talazoparib was Studied in a Phase 1 Trial as a
Monotherapy in BRCA-Mutated Cancer Patients
Evaluated 46 Germline BRCA-Mutated Breast and Ovarian Cancer Patients
31
Note: Asterisk indicates Talazoparib.
Safety and Antitumor Activity of the PARP inhibitor BMN 673
*
in a Phase 1
Trial Recruiting Metastatic Small-Cell Lung Cancer (SCLC) and Germline BRCA
Mutation Carrier Cancer Patients
1
David
Geffen
School
of
Medicine
at
University
of
California,
Los
Angeles,
CA,
2
Institute
of
Cancer
Research,
Royal
Marsden
NHS
Foundation
Trust,
Sutton,
United
Kingdom,
3
Virginia
G.
Piper
Cancer
Center
at
Scottsdale
Healthcare/TGen,
Scottsdale,
AZ,
4
Indiana
University,
Indianapolis,
IN,
5
University
of
Texas
MD
Anderson
Cancer
Center,
Houston,
TX,
6
University
of
Michigan,
Ann
Arbor,
MI,
7
BioMarin
Pharmaceutical,
Novato,
CA
Zev
A.
Wainberg
1
,
Saeed
Rafii
2
,
Ramesh
K.
Ramanathan
3
,
Lida
A.
Mina
4
,
Lauren
Averett
Byers
5
,
Rashmi
Chugh
6
,
Jonathan W. Goldman
1
, Jasgit
Sachdev
3
, Daniela Matei
4
, Jennifer J. Wheler
5
, Joshua W. Henshaw
7
, Charlie Zhang
7
, Gilles
J.A. Gallant
7
, Johann S. de Bono
2

Talazoparib Demonstrated Compelling Activity in BRCA-
Mutated Breast Cancer Patients
RECIST Response in Germline BRCA-Mutated Breast Cancer
32
At the 1 mg/day Phase 3 dose:
7/14 had an objective response (ORR = 50%)
12/14 had a clinical benefit response (CBR = 86%)
Source: Wainberg et al. ASCO 2014.
Note: CR = complete response, PR = partial response, SD = stable disease and PD = progressive disease.
Genetic Status
N
CR
PR
SD <24
weeks or
PD
7
11
0
1
2
5
1
1
4
4
Deleterious BRCA1 mutation
Deleterious BRCA2 mutation
Total
18
1
(6%)
7
(39%)
5
(28%)
RECIST Response
5
(28%)
SD   24
weeks

Kaplan-Meier Estimates:
Median duration of response: 32.0 weeks
95% C.I.: 19.9 –
40.3 weeks
Median progression-free survival: 32.1 weeks
95% C.I. 13.1 –
43.4 weeks
Talazoparib Demonstrated Strong Objective Responses in
BRCA-Mutated Breast Cancer Patients
BRCA-Mutated Breast Cancer RECIST Response Waterfall Plot
33
Source: Wainberg et al. ASCO 2014.
Note: Asterisks indicate treatment ongoing at the time of data cutoff (April 18, 2014).
-100
-80
-60
-40
-20
0
20
Dose (mg/day)
0.9
1.0
1.1
BRCA 1
BRCA 2

Third-Party Analysis of PARP Inhibitors in BRCAm Breast
Cancer Supports Talazoparib’s Best-In-Class Potential
Comparison of Single-Agent Activity in BRCA-Mutated Breast Cancer
34
Source:
Barclays
Research;
Kaye
et
al.
J
Clin
Oncol
2012
Feb
1;
30
(4):
372;
company
reports.
Olaparib
Niraparib
Talazoparib
Phase 2 Breast POC
Phase 2
Phase 1/2
Phase 1
Dosing
100mg BID
400mg BID
400mg BID
Various
0.9–1.1mg QD
1mg QD
Size, n
27
27
62
4
18
14
Prior Regimens,
median
3
3
4.6
5
3
Platinum
22%
30%
33%
ORR, %
22%
41%
13%
50%
44%
50%
CR
–
4%
–
6%
7%
PR
22%
37%
13%
50%
39%
43%
CBR, %
67%
85%
60%
72%
86%
SD
44%
44%
47%
28%
36%
(>23wks)
(>23wks)
(>8wks)
(>24wks)
(>24wks)
PFS (months)
3.8
5.7
8.0

EMBRACA: Talazoparib Phase 3 Study in Germline BRCA-
Mutated Metastatic Breast Cancer is Ongoing
Note: Enrollment Initiated in October 2013.
Compare PFS of patients treated with monotherapy
talazoparib relative to those treated with protocol-specified physician’s choice single-agent chemotherapy
Up to 430 women with gBRCA-mutated locally advanced
and/or metastatic breast cancer
Powered for hazard ratio = 0.67
Two-arm study:  Talazoparib 1 mg per day vs protocol-
specified physician’s choice of chemotherapy
Primary endpoint: Progression-free survival (PFS)
Radiographic progression determined by blinded independent
central radiology review

GOAL

Phase 3 EMBRACA is Similar to Competitors’ Trials, but
More Conservatively Designed and Higher-Powered
Comparison of Phase 3 BRCA-Mutated Breast Cancer Trial Designs
36
BRAVO
(Niraparib)
OlympiAD
(Olaparib)
EMBRACA
(Talazoparib)
Sponsor
Tesaro
AstraZeneca
Medivation
Phase 3 Dose Same as Phase 2 Dose?
Yes
No
Yes
Clinical Dose
300mg QD
300mg BID
1mg QD
Target Hazard Ratio (control / active)
0.5
NA
0.67
Target Enrollment
306
310
429
Accrual
Enrolling through
2016
Enrollment
complete
Complete
enrollment in 2016
Option to read out early
Reduce target
number of events
Source: Medivation, company filings and presentations, ClinicalTrials.gov, and Balmana et al. SABC 2015 Poster OT1-03-05.

Talazoparib is Being Studied in a Phase 2 Trial for the
Treatment of Breast Cancer Beyond BRCA-Mutation

Source: Medivation and ISPYTrials.org.
I-SPY 2 trial sponsored by QuantumLeap Healthcare Collaborative.  Talazoparib arm of Phase 2 trial activated in May 2016.
"The
I-SPY
2
TRIAL
is
designed
to
rapidly
test
promising
agents
to
reduce
the
cost,
time
and
number
of
patients
needed
to
bring
new
therapies
to
breast
cancer
patients
who
urgently
need
new
treatment
options.”
“We
are
very
excited
to
initiate
a
new
trial
arm
of
talazoparib
that
is
designed
to
optimize
our
understanding
of
this
investigational
drug
and
avoid
some
of
the
complications
of
paclitaxel,
which
is
part
of
the
current
standard
treatment."
Laura J. Esserman, M.D.
Principal Investigator of I-SPY 2
I-SPY 2 Trial
Talazoparib + Irinotecan in Neoadjuvant Breast Cancer
GOAL Compare pCR rates in women with early breast
cancer when treated in the neoadjuvant setting with
either talazoparib + irinotecan or paclitaxel followed by
standard chemotherapy
Neoadjuvant setting in patients with newly-diagnosed,
locally-advanced breast cancer
Up to 75 patients with HER-2 negative breast cancer will be
enrolled in the talazoparib arm
Talazoparib arm: 1 mg talazoparib once-daily + low-dose
irinotecan followed by standard chemotherapy
Talazoparib arm activated in May 2016
Control arm: paclitaxel followed by standard chemotherapy
Primary endpoint: Pathologic complete response
Therapies found effective in I-SPY 2 can move onto a
more focused Phase 3 registration trial (I-SPY 3)

Talazoparib: The Leading Prostate Cancer PARPi Program
MONO-
THERAPY
STUDY
Single-arm study in post-
NHT / post-chemotherapy
mCRPC patients
Patients selected for DNA
repair defects
Alignment on trial design
with FDA reached,
potential for accelerated
approval
CHEMO-
COMBINATION
STUDY
Monotherapy and in
combination with low-dose
chemotherapy in mCRPC
non-genetically defined
patients
Phase 2 trial with data in
2017
DESIGN
Potential to be the first
PARPi approved for
prostate cancer
Leverages existing
development and
commercial expertise and
capabilities
OUR
OPPORTUNITY
Study in a broad prostate
cancer population (non-
genetically selected)
Compelling response rates
were observed with a
PARPi in heavily pre-
treated mCRPC patients
Johnson & Johnson in-
licensing of a PARPi for
prostate cancer provides
further validation (up to
$500m in payments plus
royalties)
Strong synergistic effect
with temozolomide
demonstrated in preclinical
prostate cancer model
RATIONALE

Note: mCRPC = metastatic castration-resistant prostate cancer; NHT = novel hormonal therapy.

Investigator-Initiated Study of a PARPi in Advanced Prostate Cancer

Source:
Mateo
et
al.
N
Engl
J
Med
2015
Oct
29;
373(18):1697-708.
Study:
A Phase 2
Trial of Olaparib in
Patients With Advanced Castration
Resistant Prostate Cancer
(TOPARP)
Sponsor:
Institute of Cancer
Research, United Kingdom
Collaborator:
Royal Marsden NHS
Foundation Trust
Principal Investigator:
Johann de
Bono
Enrollment:
50 patients
Data Presentation:
AACR 2015
Publication:
NEJM October 2015
FDA Breakthrough Therapy:
Granted in January 2016
The TOPARP Study Demonstrated the Potential of PARP
Inhibitors in the Treatment of Prostate Cancer

Data from TOPARP Study with PARPi in Advanced Prostate Cancer
Patients dosed
50
Evaluable for response
49
Prior lines of treatment
n (%)
Docetaxel
50 (100%)
Cabazitaxel
29 (58%)
Zytiga
(abiraterone)
48 (96%)
Xtandi (enzalutamide)
14 (28%)
40
Heavily pre-treated patient
population
Prior Zytiga and/or
Xtandi 49/50 (98%)
Response rate: 33%
(16/49 patients)
13/16 responders dropped
circulating tumor cells
(CTCs) to zero
Median duration of treatment
in responders was 40 weeks
Striking Effects were Observed in Heavily Pre-treated,
Advanced Metastatic Prostate Cancer Patients
Source: Mateo et al. N Engl J Med 2015 Oct 29; 373(18):1697-708.

Strong Activity Occurred in Most Patients with DNA Repair Defects

16/49 (33%) of patients
were identified as
having DNA-repair
defects
Of these 16 patients,
14 patients had a
response (88%)
All 8 patients with a
BRCA1 or BRCA2 loss
had a response
PARP Inhibition Even More Effective in Patients with HRD
in TOPARP
Source:
Mateo
et
al.
N
Engl
J
Med
2015
Oct
29;
373(18):1697-708.

Radiologic Progression-Free Survival: Biomarker+ vs. Biomarker-

PARP Inhibition Even More Effective in Patients with HRD
in TOPARP
Hazard Ratio: 0.24 (95% CI, 0.11 –
0.50)
Source:
Mateo
et
al.
N
Engl
J
Med
2015
Oct
29;
373(18):1697-708.

Selected Talazoparib Preclinical Prostate Cancer Data

Talazoparib’s Potency and PARP Trapping Ability Could
Make It Best in Class for the Treatment of Prostate Cancer
Source: Medivation, unpublished data.
Note: Monotherapy study in LNCaP cells, which are patient-derived prostate cancer cell line with pathogenic mutations in DNA repair genes including
ATM, CHEK2, ERCC2, ERCC3, FANCA, and HDAC2.
Talazoparib Appears Significantly More Potent than Olaparib
as a Monotherapy in Prostate Cancer Cells

Low-Dose Temozolomide Potentiates the Anti-tumor Effects of
Sub-Maximal Talazoparib Doses in Prostate Cancer Cells
Talazoparib Single-Agent
Low-Dose Talazoparib with Temozolomide
Concentration tested for temozolomide potentiation
Source: Medivation, unpublished data.
Note: Temozolomide combination study in PC-3 prostate cancer cells.

Talazoparib: The Leading Small Cell Lung Cancer (SCLC)
PARPi Program
1L
MAINTENANCE
STUDY
Phase 3 maintenance
study after first-line
chemotherapy
Monotherapy and in
combination with low-dose
temozolomide
Alignment with FDA
reached
DESIGN
Potentially first
registrational study in a
broad lung cancer
population (all-comers,
non-genetically selected)
OUR
OPPORTUNITY
10% ORR
1
observed with
talazoparib as
monotherapy in phase 1
study
Significant synergy
observed between
talazoparib and low-dose
temozolomide in
preclinical models
Temozolomide is used in
SCLC
PR observed in IST
evaluating talazoparib +
irinotecan in SCLC patient
RATIONALE
45
1
Calculated as the ORR of evaluable patients.
Source: Wainberg et al. ASCO 2014, and Medivation.
Note: ORR = objective response rate; PR = partial response; IST = investigator-sponsored trial

Talazoparib Demonstrated Single-Agent Activity in Patients
with Advanced Previously-Treated Small Cell Lung Cancer
Source: Wainberg et al. ASCO 2014, and Medivation.
-75
-50
-25
0
25
50
75
Dose (mg/day)
1.0
Small Cell Lung Cancer RECIST Response Waterfall Plot
Kaplan-Meier Estimates:
Median duration of response: 13.6 weeks
95% C.I.: 12.0 –
15.3 weeks
Median progression-free survival: 11.1 weeks
95% C.I. 4.3 –
13.0 weeks

Talazoparib’s PARP Trapping Activity Synergizes Effectively
with Low-Dose Temozolomide in SCLC Animal Model

Vehicle
Temozolomide
Talazoparib
Talazoparib + Temozolomide
Source: Medivation.
Note: NCI-H209 SCLC xenograft model.  Talazoparib and temozolomide were administered orally, once daily for 4 days x 3 as indicated.
Temozolomide dose was 3mg/kg and talazoparib dose was 0.25 mg/kg.

Talazoparib: Exploiting PARP Trapping in Ovarian Cancer
PARP-
FAILURE
&
PARP-
SENSITIVE
STUDY
Potentially registrational
study with multiple arms
testing monotherapy and
combination low-dose
chemotherapy in both
PARP-sensitive and
PARP-failure patients
DESIGN
Potentially first
registrational study to
show activity in PARP-
failures
Potentially rapid path to
approval
OUR
OPPORTUNITY
48% ORR observed in
heavily treated patients in
Phase 1 (n=12)
57% ORR (4/7) observed
in non-gBRCA ovarian
patients in IST (+ low-dose
chemotherapy)
2 ovarian olaparib
failures experienced 6+
months SD (ASCO, 2016)
Responses observed in
both platinum-sensitive
and platinum-resistant
patients
RATIONALE

Source: Wainberg et al. Oral presentation, AACR 2016, and Medivation.
Note: ORR = objective response rate; SD = stable disease; IST = investigator-sponsored trial.

Talazoparib Demonstrated Compelling Activity in BRCA-
Mutated Ovarian Cancer Patients
RECIST Response in Germline BRCA-Mutated Ovarian Cancer
49
Clinical benefit response rate (CR, PR, SD
24 weeks): 23/28 (CBR = 82%)
Source: Wainberg et al. ASCO 2014.
Note: ORR = objective response rate, CR = complete response, PR = partial response, SD = stable disease and PD = progressive disease.
(1)
25 of 28 patients measurable by RECIST.
(2)
27 of 28 patients evaluable for CA-125.
Deleterious Mutation
N
Response
CR/PR
SD
>
24 weeks
SD < 24
weeks/PD
RECIST
(1)
CA-125
(2)
BRCA1
20
8
13
4
3
BRCA2
8
4
6
0
2
Total
28*
12
(48% ORR)
19
(70% ORR)
4
(14%)
5
(18%)

Talazoparib Demonstrated Compelling Activity in BRCA-
Mutated Ovarian Cancer Patients (continued)
BRCA-Mutated Ovarian Cancer RECIST Response Waterfall Plot
50
Source: Wainberg et al. ASCO 2014.
Note: Asterisks indicate treatment ongoing at the time of data cutoff (April 18, 2014).
Kaplan-Meier Estimates:
Median duration of response: 26.9 weeks
95%
C.I.:
15.9
–
28.1
weeks
Median progression-free survival: 32.9 weeks
95%
C.I.
28.1
–
40.4
weeks
-100
-80
-60
-40
-20
0
20
Dose (mg/day)
0.1
0.2
0.4
0.6
0.9
1.0
1.1
BRCA 1
BRCA 2

Talazoparib Plus Low-Dose Chemotherapy Clinical Data (AACR 2016)

Superior PARP Trapping May Lead to Improved Clinical Outcomes
in Broad Patient Populations as Seen in Ovarian Cancer
Phase 1 data from a 40 patient study of
talazoparib in combination with low-dose
chemotherapy in heavily pre-treated
advanced malignancies
4/7
objective
responses
in
non-
BRCA
mutated ovarian cancer patients
1 responder did not even have HRD
suggesting possibilities of treating
patients without genetic selection
Additional responses in Ewing’s
sarcoma, cervical adenocarcinoma,
SCLC and TNBC
Olaparib was approved based on 34%
objective
response
rate
(ORR)
in
BRCA-
mutated ovarian cancer
Talazoparib is active in tumors with defects in DNA repair genes beyond BRCA-mutations
(larger market than BRCA) and possibly even without HRD (largest market)
All
(CBR)
Ovarian Cancer, non-BRCA-mutated
(ORR)
(CBR)
(>50%   CA-125)
Source: Wainberg et al. Oral presentation, AACR 2016, and FDA product label for olaparib.
Note: Chemotherapy regimens included temozolomide and irinotecan.  HRD = homologous recombination deficiency and CBR = clinical benefit rate.
Phase 1 Response Data
(talazoparib with low-dose chemotherapy)
58%
57%
86%
86%

Talazoparib Investigator-Sponsored Trials

Talazoparib is Being Further Explored Across Indications
through Several Investigator-Sponsored Studies
Investigator
Institution
Phase
Indication
Other
Wainberg
UCLA
Phase 1
Advanced solid
tumors
Combination with irinotecan or temozolomide
Piha-Paul
MD Anderson
Phase 2
Advanced cancers
Somatic BRCA-mutations and deletions
HRD
positive
PTEN deficiency
gBRCAm (not breast or ovarian)
Munster
UCSF
Phase 1
Triple negative breast cancer
Combination
with carboplatin
Triple negative breast cancer with BRCAness
Other tumors with BRCAm
Chen
NCI
Pilot
Advanced solid tumors
Deleterious BRCAm
Lee
NCI
Phase 2
Advanced solid tumors
Deleterious BRCAm
Prior
PARP inhibitor treatment
Litton
MD Anderson
Pilot
Neoadjuvant breast
cancer
Invasive
breast cancer with deleterious BRCAm
Federico
St. Jude
Phase 1
Pediatric solid tumors
Combination with irinotecan +/-
temozolomide
Telli
Stanford
Phase 2
Triple negative breast cancer
HER2-negative
breast cancer
HRD positive
Wisinski
University of Wisconsin
Phase 1
Advanced solid tumors
Combination
with carboplatin and paclitaxel
Schafer
Baylor
Phase
1/2
Pediatric malignancies
Combination with temozolomide
Esserman
Multisite
Phase 2
Neoadjuvant breast
cancer
Combination with irinotecan (I-SPY 2)
Owonikoko
Multisite
Phase 2/3
Non-small cell lung cancer
2nd-line, HRD positive patients (LUNG MAP)
Note: Includes collaborative/cooperative-group studies (I-SPY 2 and LUNG MAP).  HRD = homologous recombination deficiency.

Multiple Indications to Pursue as Monotherapy or Combination Therapy

Talazoparib Holds the Potential to Address Multiple Tumor
Types and a Large Commercial Opportunity
Potential Addressable Patient Population
(U.S. and Europe)
Phase
Potential
Launch
2022-23
2022-23
P2
ready
P3
ready
2020-21
P2/3
ready
2019-22
P3
2018
~760k
P2
ready
2021-22
P2
ready
2022-23
Addressable Market
(U.S. and Europe)
Talazoparib
Opportunity
>$30bn
Note:
Addressable
patient
population
defined
as
all
lines
of
treatable
metastatic
patients
in
2016.
Dollar
figures
reflect
current
PARP
inhibitor
pricing.
Source:
Medivation;
Peshkin
et
al.
Breast
Dis
2010;
TCGA,
Nature
2012;
Mateo
et
al.
N
Engl
J
Med
2015;
and
TCGA
Nature.
2011;
and
© 2016 DR/Decision Resources, LLC.  All rights reserved.  Reproduction, distribution, transmission or publication is prohibited.  Reprinted with permission.
Breast
(gBRCAm)
Prostate
SCLC
Ovarian
P2
ready
NSCLC
10k
140k
80k
100k
140k
60k
230k
Current Patient
Opportunity
Breast
(Beyond BRCAm)
Glioblastoma